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                                                                    EXHIBIT 99.2


Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Allan J. Marter, Senior Vice President and Chief Financial Officer of Golden Star Resources Ltd., certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2002 of Golden Star Resources Ltd. that:

(1) The Annual Report on Form 10-K fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained and incorporated by reference in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Golden Star Resources Ltd.


/s/ Allan J. Marter
    -------------------------------------------------
    Allan J. Marter
    Senior Vice President and Chief Financial Officer
    March 25, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO GOLDEN STAR RESOURCES LTD. AND WILL BE RETAINED BY GOLDEN STAR RESOURCES LTD. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.